Contact:	For more information: (800) 231-2608

For Immediate Release

Morgan Stanley India Investment Fund, Inc. Announces Proposed Record Date for Its Rights Offering

NEW YORK, June 19, 2009 — Morgan Stanley India Investment Fund, Inc. (the “Fund”) (NYSE:  IIF), a closed-end management investment company, announced the proposed record date for an anticipated rights offering of its shares of common stock (the “Offering”).  Subject to the registration statement for the Offering becoming effective under the Securities Act of 1933, as amended, the Fund will issue to stockholders of record as of June 30, 2009 (the “Record Date”) one non-transferable right for each whole share of common stock held.  Four rights will entitle the holder to purchase one share of common stock at the subscription price.

The Offering will only be made by means of a prospectus to be distributed to Record Date stockholders on or about July 6, 2009.  The subscription price has not yet been determined by the Fund. The subscription price, which will be determined on the expiration date of the Offering (the “Expiration Date”), will equal 95 percent of the average of the last reported sales price per share of the Fund’s common stock on the New York Stock Exchange on the Expiration Date of the Offering and the four preceding trading days, with a requirement that the price be no lower than the net asset value per share of common stock of the Fund at the Expiration Date.

Stockholders who fully exercise all rights issued to them will be entitled to subscribe for additional shares at the subscription price pursuant to an oversubscription privilege.  If all available shares are then subscribed for, the Fund may issue additional shares in an amount up to 25 percent of the shares available pursuant to the Offering. If all subscription rights are exercised (including the additional 25 percent), the Fund will issue approximately 6,142,713 shares of its common stock in the Offering.

The subscription rights are exercisable from July 6, 2009 until, up to and including, 5:00 p.m. New York City time on July 22, 2009, the Expiration Date, unless extended by the Fund.

“The proceeds of the Rights Offering will allow us to capitalize more effectively on our recent efforts to invest incremental portions of the Fund’s assets in attractive opportunities,” said Randy

Takian, Head of the Morgan Stanley Retail & Intermediary Business at Morgan Stanley Investment Management.  “We are pleased to present current investors with this unique opportunity that gives them the right to acquire additional shares of the Fund at a price that may be below market and without incurring direct transaction costs. This Rights Offering further demonstrates our commitment to delivering timely, innovative offerings that leverage our investment experience and global footprint.”

For further information regarding the Fund’s rights offering, or to obtain a Prospectus, when available, please contact the Fund’s Information Agent:

GEORGESON INC.
199 Water Street, 26th Floor
New York, NY 10038
Toll free: (800) 509-4953
or
For Banks and Brokers: (212) 440-9800

The Fund’s U.S. investment adviser is Morgan Stanley Investment Management Inc. (“MSIM”), a wholly owned subsidiary of Morgan Stanley. MSIM, together with its investment advisory affiliates, has nearly 1,000 investment professionals around the world and over $356 billion in assets under management or supervision as of March 31, 2009. By leveraging its global ‘community of boutiques’ structure and the strength of Morgan Stanley, MSIM strives to provide outstanding long-term investment performance, service and a comprehensive suite of investment management solutions to a diverse client base, which includes governments, institutions, corporations and individuals worldwide.

Morgan Stanley (NYSE:  MS) is a leading global financial services firm providing a wide range of investment banking, securities, investment management and wealth management services.  The Firm’s employees serve clients worldwide including corporations, governments, institutions and individuals from more than 600 offices in 36 countries.  For further information about Morgan Stanley, please visit www.morganstanley.com.

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A Registration Statement relating to the securities has been filed with the Securities and Exchange Commission but has not yet become effective.  These securities may not be sold nor may offers to buy be accepted prior to the time the Registration Statement becomes effective.  This press release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

Please consider the Fund’s investment objective, risks and charges and expenses carefully before investing. The preliminary prospectus, which contains this and other information about the Fund, can be obtained, when available, by calling (800) 231-2608 and should be read carefully before investing.